                                         EXHIBIT 99


The Bank of New York Company, Inc.       NEWS
------------------------------------------------------------------------------

                                         One Wall Street, New York, NY 10286
                                         -----------------------------------

                                         Contact:
                                         PUBLIC AND INVESTOR RELATIONS















IMMEDIATELY
-----------

Media:                                         Investors:
-----                                          ---------
Frank H. Scarangella, SVP                      Nicholas C. Silitch, SVP
(212) 635-1590                                 (212) 635-1591
Cary J. Giacalone,VP                           Richard P. Stanley, SVP
(212) 635-1590                                 (212) 635-1854
                                               Gregory A. Burton, AVP
                                               (212) 635-1578


                  THE BANK OF NEW YORK COMPANY, INC. REPORTS
            Record Second Quarter Diluted E.P.S. of 42 Cents, Up 11%
                   Securities Servicing Fee Revenue Up 27%

                  Return on Average Common Equity of 24.82%
                      Return on Average Assets of 1.95%


NEW YORK, N.Y., July 19, 1999 -- The Bank of New York Company, Inc. (NYSE: BK) reports record second quarter diluted earnings per share of 42 cents, up 11% from the 38 cents earned in the second quarter of 1998. Net income for the second quarter was a record $323 million, up 10% from the $295 million earned in the same period last year. Diluted earnings per share were 82 cents for the first half of 1999, up 11% from the 74 cents earned last year. Net income for the first six months was a record $639 million, an increase of 11% over last year's $578 million.
     "Continued strong revenue growth in our fee based businesses combined with the benefits of our ongoing emphasis on cost control and capital management produced another record performance", said Thomas A. Renyi, Chairman and CEO. Substantial new business wins coupled with strong and active securities markets worldwide drove securities servicing revenues up 27%, matching the first quarter's superior performance. Trust and investment fees once again grew 16% led by strong investment performance, new customers, and record levels in U.S. equity markets. Overall, noninterest income contributed 61% of revenues for the quarter, demonstrating continued momentum in fee generating businesses.
     In securities servicing, all areas did well with global custody, mutual funds, securities lending, ADRs and execution services particularly strong. Domestic and global custody continued to gain market share from new business wins as assets under custody grew by 20% from a year ago reaching $5.3 trillion at quarter end. Trust and investment's results were due to strong investment performance which continues to attract new customers. Focus on cost control was evident, as noninterest expense for the quarter was flat compared with the first quarter of 1999 and the efficiency ratio improved to 49.9%. As part of its capital management program, the Company has repurchased substantially all of the 18 million shares authorized under its buyback program. The Company has approved a new plan to buy back 30 million of its common shares upon completion of the sale of BNY Financial Corporation.
     Return on average common equity for the second quarter of 1999 was 24.82% compared with 24.03% in the second quarter of 1998. Return on average assets for the second quarter of 1999 was 1.95% compared with 1.90% in the second quarter of 1998. For the first six months of 1999, return on average common equity totaled 24.65% compared with 24.49% in 1998. Return on average assets was 1.94% for the first six months of 1999 compared with 1.91% in 1998.
     Net interest income on a taxable equivalent basis for the second quarter decreased to $427 million from $436 million in the first quarter of 1999. For the first six months of 1999, net interest income on a taxable equivalent basis was $863 million compared with $828 million in the first half of 1998.
     Fees from the Company's securities servicing businesses reached $302 million for the second quarter compared with $239 million last year. For the first six months of 1999 fees from the Company's securities servicing businesses totaled $593 million, growing by 27% compared with the corresponding period of the prior year. All areas contributed to strong internal growth of 16%.
     In cash processing, revenues from cash management were up 11% driven by continued cross selling to the Company's securities servicing customers.
Fees from funds transfer grew by 10% from the previous year, the result of continued market share gains and the firming global economy. Also benefiting from the recovery in world markets were trade finance revenues which were up 8% from a year ago. Overall, cash processing fees grew by 10% reaching $70 million for the quarter.
     Trust and investment fees were $60 million for the quarter, an increase of 16% over last year driven by strong results from personal trust, personal asset management and retail investment products. Foreign exchange and other trading revenues were $46 million this quarter compared with $42 million in the second quarter last year.
     Tangible diluted earnings per share (earnings before the amortization of of goodwill and intangibles) were 44 cents per share in the second quarter of 1999, up from 40 cents per share in the second quarter of 1998. On the same basis, tangible return on average common equity was 37.79% in 1999 compared with 37.13% in 1998; and tangible return on average assets was 2.11% in 1999 compared with 2.07% in 1998. Tangible diluted earnings per share were 87 cents per share for the first six months of 1999, compared with 79 cents per share in 1998. Tangible return on average common equity was 37.53% in the first six months of 1999 compared with 37.41% in 1998; and tangible return on average assets was 2.11% in the first six months of 1999 compared with 2.09% last year. Amortization of intangibles for the second quarter and the first six months of 1999 was $27 million and $53 million compared with $25 million and $49 million last year.
     The Company's estimated Tier 1 capital and Total capital ratios remained strong at 7.61% and 11.49% at June 30, 1999 compared with 7.84% and 11.86% at March 31, 1999, and 7.25% and 11.24% at June 30, 1998. Tangible common equity as a percent of total assets was 5.59% at June 30, 1999 compared with 5.88% at

March 31, 1999 and 5.55% one year ago. The leverage ratio was 7.65% at June 30, 1999 compared with 7.69% at March 31, 1999 and 7.17% one year ago.
     The Company expects the sale of BNY Financial Corporation to General Motors Acceptance Corporation to be completed in the third quarter. As a result, the related assets of $3.8 billion (net of a $37 million allowance for credit losses) were classified as held for sale and included in other assets at June 30, 1999.

NET INTEREST INCOME

                             2nd         1st         2nd
                           Quarter     Quarter     Quarter        Year to Date
                           -------     -------     -------       --------------
(In millions)               1999        1999        1998        1999        1998
                            ----        ----        ----        ----        ----
Net Interest Income         $427        $436        $424        $863        $828
Net Interest Rate
 Spread                     2.18%       2.29%       2.27%       2.24%       2.25%
Net Yield on Interest-
 Earning Assets             3.07        3.18        3.28        3.13        3.30


     Net interest income on a taxable equivalent basis was $427 million in the second quarter of 1999 compared with $436 million in the first quarter of 1999 and $424 million in the second quarter of 1998. The net interest rate spread was 2.18% in the second quarter of 1999, compared with 2.29% in the first quarter of 1999 and 2.27% one year ago. The net yield on interest-earning assets was 3.07% compared with 3.18% in the first quarter of 1999 and 3.28% in last year's second quarter.
     For the first six months of 1999, net interest income on a taxable equivalent basis, amounted to $863 million compared with $828 million in the first half of 1998. The year-to-date net interest rate spread was 2.24% in 1999 compared with 2.25% in 1998, while the net yield on interest-earning assets was 3.13% in 1999 and 3.30% in 1998.
     The declines in net interest income, interest rate spread and yield from the first quarter were primarily the result of continued growth in loans that support our securities servicing activities. These loans are lower yielding and short term in nature.

NONINTEREST INCOME

                                          2nd      1st      2nd
                                        Quarter  Quarter  Quarter   Year-to-Date
                                        -------  -------  -------   ------------
(In millions)                            1999     1999     1998     1999    1998
                                         ----     ----     ----     ----    ----
Processing Fees
  Securities                             $302     $291     $239   $  593  $  469
  Cash                                     70       69       64      139     127
                                         ----     ----     ----   ------  ------
                                          372      360      303      732     596
Trust and Investment Fees                  60       58       51      118     101
Service Charges and Fees                   91       85       85      176     166
Foreign Exchange and
 Other Trading Activities                  46       42       42       88      88
Securities Gains                           50       50       46      100      74
Other                                      32       30       34       62      88
                                         ----     ----     ----   ------  ------
Total Noninterest Income                 $651     $625     $561   $1,276  $1,113
                                         ====     ====     ====   ======  ======

     Total noninterest income reached $651 million increasing 4% from the first quarter of 1999 and 16% from the prior year period. Securities servicing fees grew 4% on a linked quarter basis reaching $302 million and 27% from a year ago. Fees from trust and investment were up $2 million from the first quarter reaching $60 million, and $9 million or 16% from the second quarter of 1998. Service charges and fees benefited from improved capital markets activity and rose 7% from the first quarter and the prior year period reaching $91 million. Securities gains of $50 million were level with the first quarter of 1999 and up slightly from the $46 million in the second quarter of 1998.

NONINTEREST EXPENSE AND INCOME TAXES
     Continued adherence to expense control resulted in total noninterest expense for the quarter of $513 million, compared with $509 million in the first quarter of 1999. The increase of 9% from $472 million in the same period last year was principally due to acquisitions. Noninterest expense for the second quarter included $5 million related to making computer systems Year 2000 compliant compared with $8 million in the prior year. For the first six months of 1999, Year 2000 expenses were $11 million compared with $16 million for the first six months of 1998.

     The efficiency ratio for the second quarter of 1999 was 49.9% compared with 50.3% in both the first quarter of 1999 and the second quarter of 1998. For the first half of 1999, the efficiency ratio was 50.1% compared with 50.2% last year.
     The effective tax rate for the second quarter and the first six months of 1999 was 34.9% in both periods compared with 35.0% and 35.6% last year.

NONPERFORMING ASSETS

                                                                   Change
                                                                 6/30/99 vs.
(Dollars in millions)                 6/30/99       3/31/99       3/31/99
                                     --------      --------       --------
Loans:
     Commercial Real Estate           $   1         $   4           $ (3)
     Other Commercial                   103           103              -
     Foreign                             68            66              2
     Regional Commercial                 33            35             (2)
                                      -----         -----           ----
  Total Loans                           205           208             (3)
Other Real Estate                        15            14              1
                                      -----         -----           ----
  Total                               $ 220         $ 222           $ (2)
                                      =====         =====           ====

Nonperforming Assets Ratio              0.6%          0.5%
Allowance/Nonperforming Loans         290.2         303.6
Allowance/Nonperforming Assets        271.0         284.3


     The June 30, 1999 nonperforming assets exclude $21 million classified as assets held for sale related to the BNY Financial Corporation transaction.

CREDIT LOSS PROVISION AND NET CHARGE-OFFS

                                  2nd          1st          2nd
                                Quarter      Quarter      Quarter    Year-to-date
                                -------      -------      -------   -------------
(In millions)                     1999         1999        1998     1999     1998
                                  ----         ----        ----     ----     ----
Provision                         $ 15         $ 15        $  5     $ 30     $ 10
                                  ====         ====        ====     ====     ====
Net(Charge-offs)Recoveries:
  Commercial Real Estate             1           (2)          1       (1)       2
  Other Commercial                 (13)          (7)         (3)     (20)      (6)
  Consumer                          (1)          (1)         (1)      (2)      (2)
  Foreign                           (2)          (9)          -      (11)      (1)
  Other                              -            -          (1)       -       (2)
                                  ----         ----        ----     ----     ----
     Total                        $(15)        $(19)       $ (4)     (34)      (9)
                                  ====         ====        ====     ====     ====

Other Real Estate Expenses        $  -         $  -        $  -     $  -     $  1


     The allowance for credit losses was $595 million, or 1.55% of loans at June 30, 1999 compared with $632 million, or 1.59% of loans at March 31, 1999 and $646 million, or 1.65% of loans at June 30, 1998. The ratio of the allowance to nonperforming assets was 271.0% at June 30, 1999 compared with 284.3% at March 31, 1999 and 324.9% at June 30, 1998.

                          ***************************
(Financial highlights and detailed financial statements are attached.)

                        THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                   (Dollars in millions, except per share amounts)
                                    (Unaudited)

                                                   1999       1998      Change
                                                   ----       ----      ------
For the Three Months Ended June 30:
-----------------------------------
  Net Income                                    $   323    $   295        9.5%
    Per Common Share:
      Basic                                     $  0.42    $  0.39        7.7
      Diluted                                      0.42       0.38       10.5
      Cash Dividends Paid                          0.14       0.13        7.7

  Return on Average Common Shareholders'
      Equity                                      24.82%     24.03%
  Return on Average Assets                         1.95       1.90



For the Six Months Ended June 30:
---------------------------------
  Net Income                                    $   639    $   578       10.6%
    Per Common Share:
      Basic                                     $  0.84    $  0.78        7.7
      Diluted                                      0.82       0.74       10.8
      Cash Dividends Paid                          0.28       0.26        7.7

  Return on Average Common Shareholders'
      Equity                                      24.65%     24.49%
  Return on Average Assets                         1.94       1.91



As of June 30:
--------------
  Assets                                        $67,771    $63,003       7.6%
  Loans                                          38,387     39,049      -1.7
  Securities                                      6,022      6,817     -11.7
  Deposits - Domestic                            26,859     27,371      -1.9
           - Foreign                             20,619     16,036      28.6
  Long-Term Debt                                  2,277      2,003      13.7
  Minority Interest - Preferred Securities        1,500      1,300      15.4
  Preferred Shareholders' Equity                      1          1         -
  Common Shareholders' Equity                     5,279      4,968       6.3

  Common Shareholders' Equity Per Share            6.95       6.64       4.7
  Market Value Per Share of Common Stock          36.69      30.44      20.5

  Allowance for Credit Losses as a Percent
    of Loans                                       1.55%     1.65%
  Tier 1 Capital Ratio                             7.61      7.25
  Total Capital Ratio                             11.49     11.24
  Leverage Ratio                                   7.65      7.17
  Tangible Common Equity Ratio                     5.59      5.55

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                       (In millions, except per share amounts)
                                    (Unaudited)

                                                                For the three       For the six
                                                                months ended        months ended
                                                                   June 30,           June 30,
                                                              1999        1998     1999      1998
                                                              ----        ----     ----      ----
Interest Income
---------------
Loans                                                        $ 659       $ 695   $1,319    $1,364
Securities
  Taxable                                                       63          72      128       146
  Exempt from Federal Income Taxes                              12          16       22        30
                                                             -----       -----   ------    ------
                                                                75          88      150       176
Deposits in Banks                                               54          40      118        83
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                                        46          42       99        72
Trading Assets                                                   5           5       10         9
                                                              ----       -----    -----    ------
    Total Interest Income                                      839         870    1,696     1,704
                                                             -----       -----    -----    ------
Interest Expense
----------------
Deposits                                                       324         343      641       667
Federal Funds Purchased and  Securities Sold
 Under Repurchase Agreements                                    36          31       67        65
Other Borrowed Funds                                            28          54       75       103
Long-Term Debt                                                  35          34       70        66
                                                             -----       -----    -----    ------
    Total Interest Expense                                     423         462      853       901
                                                             -----       -----    -----    ------
Net Interest Income                                            416         408      843       803
-------------------
Provision for Credit Losses                                     15           5       30        10
                                                             -----       -----    -----    ------
Net Interest Income After Provision for
 Credit Losses                                                 401         403      813       793
                                                             -----       -----    -----    ------
Noninterest Income
------------------
Processing Fees
 Securities                                                    302         239      593       469
 Cash                                                           70          64      139       127
                                                             -----       -----    -----    ------
                                                               372         303      732       596
Trust and Investment Fees                                       60          51      118       101
Service Charges and Fees                                        91          85      176       166
Securities Gains                                                50          46      100        74
Other                                                           78          76      150       176
                                                             -----       -----    -----    ------
    Total Noninterest Income                                   651         561    1,276     1,113
                                                             -----       -----    -----    ------
Noninterest Expense
-------------------
Salaries and Employee Benefits                                 311         287      622       570
Net Occupancy                                                   40          43       81        84
Furniture and Equipment                                         21          21       45        41
Other                                                          141         121      274       244
                                                             -----       -----    -----    ------
    Total Noninterest Expense                                  513         472    1,022       939
                                                             -----       -----    -----    ------
Income Before Income Taxes                                     539         492    1,067       967
Income Taxes                                                   188         172      372       344
Distribution on Trust Preferred Securities                      28          25       56        45
                                                             -----       -----    -----    ------
Net Income                                                   $ 323       $ 295    $ 639    $  578
----------                                                   =====       =====    =====    ======
Net Income Available to Common Shareholders                  $ 323       $ 295    $ 639    $  578
-------------------------------------------                  =====       =====    =====    ======

Per Common Share Data:
----------------------
   Basic Earnings                                            $0.42       $0.39    $0.84    $ 0.78
   Diluted Earnings                                           0.42        0.38     0.82      0.74
   Cash Dividends Paid                                        0.14        0.13     0.28      0.26
Diluted Shares Outstanding                                     773         783      776       782

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                  (Dollars in millions, except per share amounts)
                                  (Unaudited)

                                                            June 30,          December 31,
                                                              1999                1998
                                                              ----                ----
Assets
------
Cash and Due from Banks                                    $ 5,619             $ 3,999
Interest-Bearing Deposits in Banks                           4,499               4,504
Securities:
  Held-to-Maturity                                             817                 964
  Available-for-Sale                                         5,205               5,451
                                                           -------             -------
    Total Securities                                         6,022               6,415
Trading Assets at Fair Value                                 1,659               1,637
Federal Funds Sold and Securities Purchased Under Resale
 Agreements                                                  2,583               3,281
Loans (less allowance for credit losses of $595 in 1999
 and $636 in 1998)                                          37,792              37,750
Premises and Equipment                                         854                 856
Due from Customers on Acceptances                              853                 946
Accrued Interest Receivable                                    295                 355
Other Assets                                                 7,595               3,760
                                                           -------             -------
     Total Assets                                          $67,771             $63,503
                                                           =======             =======

Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally domestic offices)        $10,896             $11,480
 Interest-Bearing
   Domestic Offices                                         16,120              16,091
   Foreign Offices                                          20,462              17,061
                                                           -------             -------
     Total Deposits                                         47,478              44,632
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                            3,639               1,571
Other Borrowed Funds                                         3,703               4,536
Acceptances Outstanding                                        864                 951
Accrued Taxes and Other Expenses                             2,165               2,183
Accrued Interest Payable                                       126                 188
Other Liabilities                                              739                 608
Long-Term Debt                                               2,277               2,086
                                                           -------             -------
     Total Liabilities                                      60,991              56,755
                                                           -------             -------

Guaranteed Preferred Beneficial Interests in the
 Company's Junior Subordinated Deferrable Interest
 Debentures                                                  1,500               1,300
                                                           -------             -------

Shareholders' Equity
 Class A Preferred Stock - par value $25.00 per share,
  authorized 5,000,000 shares, outstanding 16,887 shares
  in 1999 and 22,820 shares in 1998                              1                   1
 Common Stock-par value $7.50 per share,
  authorized 1,600,000,000 shares, issued
  974,810,001 shares in 1999 and
  970,767,767 shares in 1998                                 7,311               7,281
 Additional Capital                                            242                 142
 Retained Earnings                                           1,744               1,318
 Accumulated Other Comprehensive Income                        217                 312
                                                           -------             -------
                                                             9,515               9,054
 Less: Treasury Stock (212,980,823 shares in 1999
        and 197,648,459 shares in 1998), at cost             4,222               3,593
       Loan to ESOP (1,801,003 shares in 1999
        And 1998), at cost                                      13                  13
                                                           -------             -------
     Total Shareholders' Equity                              5,280               5,448
                                                           -------             -------
     Total Liabilities and Shareholders' Equity            $67,771             $63,503
                                                           =======             =======

----------------------------------------------------------------------------------------
Note: The balance sheet at December 31, 1998 has been derived from the audited financial statements at that date.

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                      (Preliminary)
                                  (Dollars in millions)

                                            For the three months               For the three months
                                            ended June 30, 1999                ended June 30, 1998
                                       ------------------------------     ------------------------------
                                       Average                Average     Average                Average
                                       Balance    Interest     Rate       Balance    Interest     Rate
                                       -------    --------    -------     -------    --------    -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)                   $ 5,024       $  54      4.31%     $ 3,150      $   40      5.12%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements       3,949          46      4.66        3,165          42      5.33
Loans
 Domestic Offices                       20,704         362      7.02       19,753         384      7.80
 Foreign Offices                        19,310         297      6.16       18,219         312      6.86
                                       -------       -----                -------       -----
   Total Loans                          40,014         659      6.60       37,972         696      7.35
                                       -------       -----                -------       -----
Securities
 U.S. Government Obligations             2,512          36      5.82        3,307          48      5.81
 U.S. Government Agency Obligations        875          14      6.40          557           9      6.50
 Obligations of States and
  Political Subdivisions                   580          11      7.90          656          14      8.23
 Other Securities, including
  Trading Securities                     2,740          30      4.31        3,085          37      4.86
                                       -------       -----                -------       -----
   Total Securities                      6,707          91      5.46        7,605         108      5.68
                                       -------       -----                -------       -----
Total Interest-Earning Assets           55,694         850      6.12%      51,892         886      6.85%
                                                     -----                              -----
Allowance for Credit Losses               (630)                              (598)
Cash and Due from Banks                  3,075                              3,529
Other Assets                             8,398                              7,411
                                       -------                            -------
   TOTAL ASSETS                        $66,537                            $62,234
                                       =======                            =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts            $ 5,195          54      4.13%     $ 4,991          59      4.77%
 Savings                                 7,821          43      2.22        7,751          48      2.50
 Certificates of Deposit
  $100,000 & Over                          591           7      4.75          734          10      5.48
 Other Time Deposits                     2,123          22      4.25        2,293          28      4.86
 Foreign Offices                        19,652         198      4.04       15,864         198      4.98
                                       -------       -----                -------       -----
  Total Interest-Bearing Deposits       35,382         324      3.67       31,633         343      4.34
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                              3,370          36      4.26        2,760          31      4.56
Other Borrowed Funds                     2,153          28      5.25        4,053          54      5.36
Long-Term Debt                           2,233          35      6.30        1,964          34      6.83
                                       -------       -----                -------       -----
  Total Interest-Bearing Liabilities    43,138         423      3.94%      40,410         462      4.58%
                                                     -----                              -----
Noninterest-Bearing Deposits            10,640                             10,227
Other Liabilities                        6,044                              5,379
Minority Interest-Preferred Securities   1,500                              1,300
Preferred Stock                              -                                  1
Common Shareholders' Equity              5,215                              4,917
                                       -------                            -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                $66,537                            $62,234
                                       =======                            =======
Net Interest Earnings
 and Interest Rate Spread                            $ 427      2.18%                   $ 424      2.27%
                                                     =====      ====                    =====      ====
Net Yield on Interest-Earning Assets                            3.07%                              3.28%
                                                                ====                               ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                      (Preliminary)
                                  (Dollars in millions)

                                            For the six months               For the six months
                                            ended June 30, 1999              ended June 30, 1998
                                       ------------------------------     ------------------------------
                                       Average                Average     Average                Average
                                       Balance    Interest     Rate       Balance    Interest     Rate
                                       -------    --------    -------     -------    --------    -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)                   $ 5,158       $ 118      4.61%     $ 3,002      $   83      5.56%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements       4,229          99      4.71        2,743          72      5.29
Loans
 Domestic Offices                       20,263         724      7.21       19,389         755      7.86
 Foreign Offices                        19,407         596      6.19       17,923         611      6.87
                                       -------       -----                -------       -----
   Total Loans                          39,670       1,320      6.71       37,312       1,366      7.38
                                       -------       -----                -------       -----
Securities
 U.S. Government Obligations             2,552          73      5.77        3,365          97      5.78
 U.S. Government Agency Obligations        866          28      6.36          584          19      6.47
 Obligations of States and
  Political Subdivisions                   603          23      7.80          660          27      8.23
 Other Securities, including
  Trading Securities                     2,538          55      4.37        2,907          65      4.53
                                       -------       -----                -------       -----
   Total Securities                      6,559         179      5.51        7,516         208      5.58
                                       -------       -----                -------       -----
Total Interest-Earning Assets           55,616       1,716      6.22%      50,573       1,729      6.89%
                                                     -----                              -----
Allowance for Credit Losses               (633)                              (621)
Cash and Due from Banks                  3,075                              3,535
Other Assets                             8,217                              7,439
                                       -------                            -------
   TOTAL ASSETS                        $66,275                            $60,926
                                       =======                            =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts            $ 5,186         106      4.12%     $ 4,857         114      4.73%
 Savings                                 7,808          86      2.21        7,712          97      2.54
 Certificates of Deposit
  $100,000 & Over                          624          15      4.84          701          19      5.50
 Other Time Deposits                     2,188          47      4.34        2,301          55      4.86
 Foreign Offices                        19,127         387      4.08       15,112         382      5.10
                                       -------       -----                -------       -----
  Total Interest-Bearing Deposits       34,933         641      3.70       30,683         667      4.39
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                              3,181          67      4.24        2,856          65      4.60
Other Borrowed Funds                     2,886          75      5.29        3,717         103      5.56
Long-Term Debt                           2,180          70      6.41        1,902          66      6.88
                                       -------       -----                -------       -----
  Total Interest-Bearing Liabilities    43,180         853      3.98%      39,158         901      4.64%
                                                     -----                              -----
Noninterest-Bearing Deposits            10,532                             10,124
Other Liabilities                        5,863                              5,718
Minority Interest-Preferred Securities   1,473                              1,164
Preferred Stock                              -                                  1
Common Shareholders' Equity              5,227                              4,761
                                       -------                            -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                $66,275                            $60,926
                                       =======                            =======
Net Interest Earnings
 and Interest Rate Spread                            $ 863      2.24%                   $ 828      2.25%
                                                     =====      ====                    =====      ====
Net Yield on Interest-Earning Assets                            3.13%                              3.30%
                                                                ====                               ====
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